Quality Assets. Disciplined Management.







Investor Presentation

www.sanchezpp.com

September 2015

SPP LISTED NYSE MKT

SANCHEZ PRODUCTION PARTNERS

Legal Disclaimers

Forward-Looking Statements This presentation contains, and the officers and representatives of the Partnership and its general partner may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to close the Western Catarina Midstream Transaction and related financing; ability to make, maintain and grow distributions; drilling locations; oil, natural gas and natural gas liquids reserves; realized oil, natural gas and natural gas liquids prices; production volumes; lease operating expenses, general and administrative expenses and development costs; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology.

The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the "Risk Factors" section in our Securities and Exchange Commission ("SEC") filings and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose "proved oil and gas reserves" (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose "probable reserves" (i.e., quantities of oil and gas that are as likely as not to be recovered) and "possible reserves" (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners' Annual Report on Form 10-K for the most recent fiscal year.

Transforming SPP

SPP
LISTED
NYSE MKT

Transforming SPP

The Old SPP / Constellation Energy Partners

Asset Mix



Production
100%

EV: < $200 MM (1)
(As of 6/30/2015)

- **Challenge:**
  - Orphan MLP with no sponsor
  - Significant leverage with no ability to grow
- **Asset base:**
  - Legacy PDP production
  - Dominated by dry gas assets acquired in the 2007-08 timeframe
- **Distributions:**
  - Suspended since 2009

Steps of the Transformation

- Established Relationship With SOG
- Converted from LLC to LP
- Completed First Production Transaction With SN
- Closing First Midstream Transaction With SN
- ROFO on Significant, Identified Acquisition Inventory

The New Sanchez Production Partners (2)

Asset Mix (3)



Midstream
56%
Production
44%

EV: ~$500 MM (1)
(Pro Forma October 2015)

- **Challenge met:**
  - Sponsored partnership
    - Shared Services Agreement with SP Holdings, LLC; supported by the SOG operating platform
    - ROFO on significant, identified acquisition inventory
  - Executed transactions with SEPI and SN to deleverage and grow cash flows
- **Pro forma asset base:**
  - Fixed fee gathering and processing assets with long-term minimum volume commitments
  - Eagle Ford EWI and other Gulf Coast production assets
  - Other legacy production assets (Mid-Continent)
- **Distributions:**
  - Subject to board approval, an initial quarterly distribution per unit ("DPU") of $0.40 will be payable in November 2015
  - Plans to grow DPU 15% per year through 2019

(1) See *Slide 15*
(2) Pro forma for the closing of the Western Catarina Midstream Transaction, expected in October 2015
(3) Reflects anticipated contribution to NTM Adj. EBITDA before G&A expenses

"SOG" refers to Sanchez Oil & Gas Corporation; "SN" refers to Sanchez Energy Corporation (NYSE: SN); "SEPI" refers to Sanchez Energy Partners I, LP, a SOG-operated private company

SPP LISTED NYSE MKT

Western Catarina Midstream Transaction

SPP
LISTED
NYSE MKT

The Catarina Field

- **Acquired by SN from Royal Dutch Shell in June 2014**
- **Significant South Texas (Eagle Ford Shale) acreage position, larger in size than the Houston Metropolitan area**
- **Western Catarina (~43,000 net acres)**
  - Early results support stacked pay development in three Eagle Ford benches; Upper, Middle, & Lower Eagle Ford
  - Well performance currently exceeding high end Catarina type curve through first year of development
  - Partially developed; Excellent offset operator results
- **Central Catarina (~26,000 net acres)**
  - Early results in South-Central Catarina in line with the strongest to date in the asset: 30-Day IP Rates of nearly 1,350 BOE/D
  - Expected further future development in South-Central region in 2016
  - Exploration area; full 3D seismic coverage; inversion processing in progress
- **Eastern Catarina (~37,000 net acres)**
  - Early results ~50% above existing wells in Eastern Catarina
  - Substantial number of potential Lower Eagle Ford drilling locations



Eastern Catarina
Central Catarina
Western Catarina

Acreage, Inventory & Operational Overview	
Total Net Acres	~106,000
Average Working Interest	100%
Average Net Revenue Interest	75%
Planned Well Spacing (Acres)	75 – 100
Net Identified Drilling Locations	1,250 - 1,650
Gross Wells On Production [1]	238
Awaiting / Undergoing Completions [1]	27

Lower Eagle Ford Well Economics	
EURs (MBOE)	600 – 700
D&C Costs ($MM)	$4.5
F&D Cost ($ / BOE)	$8.57 – $10.00
IRR @ $60 / BBL & $3.75 / MCF	35%+

[1] Well status as of 6/30/2015
Source: SN Corporate Presentation – August 2015

Western Catarina Midstream Asset Overview

Asset Overview

- **Gathering and processing assets originally constructed by Royal Dutch Shell as part of the infrastructure for the development of the Catarina Field**
  - Development and construction of the assets were promulgated under rights embedded in the lease agreement
  - Pipeline capacity can be easily expanded through small compression projects at nominal costs (~$1 MM/year in growth capital planned)

Western Catarina Dedicated Acreage



CPF A
North Appraisal
Dedicated Acreage
CPF D
South Appraisal
Catarina
Pad Locations
Pipeline
Facilities
Miles

Asset Details

Dedicated Acreage	◆ ~ 35,000 acres [1]
Pipeline Assets	◆ ~ 150 miles of gathering lines (ranging in diameter from 4" to 12")
Facilities	◆ Four main gathering and processing facilities, which include: ❖ Eight stabilizers (5,000 BBL/D) ❖ ~ 25,000 BBL storage capacity ❖ NGL pressurized storage ❖ ~ 18,000hp compression ❖ ~ 300 MMCF/D dehydration capacity
Interconnections	◆ Crude oil: ❖ Plains All American Pipeline header system delivered to Gardendale Terminal ❖ Connectivity to all four takeaway pipelines to Corpus Christi ◆ Natural gas: ❖ Southcross Energy ❖ Kinder Morgan ❖ Energy Transfer ❖ Enterprise Products ❖ Targa Resources ◆ Interconnections located at each of the four main processing facilities
Capacity	◆ Condensate: 40,000 BBL/D ◆ Natural Gas: 200 MMCF/D

[1] Covers ~ 85,000 net development acres

SPP LISTED NYSE MKT

Western Catarina Midstream Transaction

- **Buyer:** Sanchez Production Partners LP ("SPP")
- **Seller:** SN Catarina, LLC, a wholly-owned subsidiary of Sanchez Energy Corp. ("SN")
- **Purchase Price:** ~ $345 MM
- **Effective Date:** 10/01/2015
- **Closing Expected:** October 2015
- **Assets:** All of the issued and outstanding membership interests in Catarina Midstream, LLC, which owns ~ 150 miles of gathering lines, compressors, tanks, vessels and other gathering and processing infrastructure in Dimmit and Webb Counties, TX
- **Transaction Agreement:** Purchase and Sale Agreement; includes right of first offer on additional midstream asset sales by SN
- **Gathering Agreement:** Effective upon closing; 15 year term with fixed rates and a five year "Minimum Quarterly Quantity"
- **Dedicated Acreage:** ~ 35,000 acres in Western Catarina, SN's most active development area
- **Operations:** Managed with the support of SOG since SN's June 2014 acquisition
- **Financing Overview:** Financed through a preferred equity raise with Stonepeak Infrastructure Partners with incremental new debt capacity reserved for future growth

SPP LISTED NYSE MKT

Investment Highlights

SPP Investment Highlights

Visible Growth	◆ Identified acquisition inventory of midstream and production assets with value > $1 billion ◆ Growth profile targets 15% DPU CAGR through 2019 ◆ Significant liquidity to fund growth *
Premier Asset Base With Stable Distributable Cash Flow	◆ 15 year fixed fee gathering agreement with minimum volume commitments * ◆ Well structured portfolio of production assets ◆ Limited commodity price exposure through active hedging ◆ Minimal capital requirements
Well-Sponsored Partnership	◆ Aligned with Sanchez Energy Corporation ("SN") and Sanchez Oil & Gas Corporation ("SOG") ◆ Low cost operator with strategically located assets in a highly prolific and economic basin ◆ ROFO on SN midstream assets stemming from continued development
Capital Optimization Focus	◆ Well-bore interests with flat production profile, no drilling requirements, no maintenance capital and no incremental G&A expense ◆ Well-hedged, stable cash flow profile for rolling five year periods ◆ Facilitates the cycling of capital to optimize the value of portfolio assets
Conservative Financial Management	◆ Target Debt / Adjusted EBITDA of < 3.0x ◆ Target distribution coverage of 1.2x ◆ Target borrowing base utilization of < 80%

SPP LISTED NYSE MKT

As of 9/28/2015
Enterprise Value [1] ~ $ 500.0 MM

Asset Mix [2]

Midstream Assets	56%
Production Assets	44%
Proved Reserves [3]	21,036 MBOE
% PDP [3]	84%

*** Effective Upon Closing the Western Catarina Midstream Transaction**


SOG Operating Platform
SP Holdings, LLC
Insiders (LP Interests)
Public Unitholders (LP Interests)
100%
Sanchez Production Partners GP LLC
100% GP
Preferred Unitholders
Shared Services Agreement; Incentive Distribution Rights
Sanchez Production Partners LP
Credit Facility $200 MM Borrowing Base
Midstream Assets
EFS/Gulf Coast Assets
Mid-Continent Assets
Assets Retained
Assets Targeted for Divestiture

[1] Pro forma for the closing of the Western Catarina Midstream Transaction, expected in October 2015; See *Slide 15*
[2] Reflects anticipated contribution to NTM Adj. EBITDA before G&A expenses
[3] As of 12/31/2014 based on forward prices; Includes SPP Eagle Ford Acquisition, which closed 03/31/2015

SPP LISTED NYSE MKT

Visible Growth

2012 | 2013 | 2014 | 2015 and Beyond

Development/Growth

SANCHEZ ENERGY CORPORATION

NYSE: SN

(IPO Dec-11)

SN grows its Eagle Ford asset base, through the drill bit and acquisitions

SN acquires Catarina assets from RDS
(May-14)

Ongoing Eagle Ford development focused on Catarina drilling activity leads to growth and enhanced performance

Cash Flowing Assets Monetized

Proceeds Reinvested

*CEP Acquires Gulf Coast Assets from SEP I, LP**
(Aug-13)

SPP Acquires Palmetto EWI Assets from SN
(Mar-15)

SPP Acquires Western Catarina Midstream Assets from SN
(Expected Oct-15)

Other targets with value > $1B identified by SN
(Ongoing)

Additional Stable Cash Flows

Yield/Distributions

SANCHEZ PRODUCTION PARTNERS

NYSE MKT: SPP

(IPO Dec-06 as "CEP")

CEP asset base managed without a sponsor; significant leverage with no ability to grow

Business development relationship between SPP and SOG, a committed sponsor, initiated

Shared Services Agreements executed and implemented; CEP (public LLC) is rebranded "SPP"

LLC-LP conversion implemented with the overwhelming support of SPP's unitholders
(Mar-15)

SPP management recommends that DPU begins at $0.40/unit/quarter
(Expected Nov-15)

SPP targets DPU growth of 15% per year
(Expected 2015-19)

* Sanchez Energy Partners I, LP, a SOG-operated private company

Premiere Asset Base[1]

Sanchez Production Partners LP

Western Catarina Midstream Assets

- Located in a dedication area covering approximately 35,000 net acres in Dimmit and Webb Counties, TX
- Includes over 150 miles of gathering lines (4" to 12" diameter), compressors, tanks, vessels and other miscellaneous production equipment
- Supports production activities across SN's Catarina asset
- Long-term fee-based throughput and gathering agreement with SN



Central Kansas Uplift
Cherokee Basin
Woodford Shale
Eagle Ford Shale
Houston, Texas Headquarters
Gulf Coast
Western Catarina Midstream

SPP Production Assets

- Gulf Coast non-operated assets acquired from Sanchez Energy Partners I, LP in 2013
- Eagle Ford Shale ("EFS") assets acquired from SN in 2015
- Mid-Continent assets targeted for divestiture include:
  - Cherokee Basin operated and non-operated assets
  - Other non-operated assets, including Woodford Shale assets and Central Kansas Uplift assets

Asset Base	Midstream	Production
% Asset Mix [2]	56%	44%
Total Proved Reserves [3]	N/A	21,036 MBOE (84% PDP)
• EFS / Gulf Coast Assets [3]		6,157 MBOE (100% PDP)
• Mid-Continent Assets [3]		14,879 MBOE (77% PDP)

Targeted for Divestiture

[1] Pro forma for the closing of the Western Catarina Midstream Transaction, expected in October 2015
[2] Reflects anticipated contribution to NTM Adj. EBITDA before G&A expenses
[3] As of 12/31/2014 based on forward prices; Includes SPP Eagle Ford Acquisition, which closed 03/31/2015

SPP LISTED NYSE MKT

Well-Sponsored Partnership

Sanchez Oil & Gas Corporation
("SOG") | 1972

Operations and Technical Support

- Private operating platform with ~ 200 employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships [1]

Sanchez Energy Corporation [2]
(NYSE: SN) | 2011 (IPO)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: > $2 billion
- Asset Focus: Oil resource focus
  - Eagle Ford Shale
  - Tuscaloosa Marine Shale
- Reserves: 130 MMBOE (at 12/31/2014)
- Production: 53,923 BOE/D (15Q2 Average)
- Acres: ~289,000
- Acquired $1.1 billion in assets since IPO
- Credit Rating (Sr. Unsecured): B / B2

Right of First Offer

Sanchez Production Partners
(NYSE MKT: SPP) | 2006 (IPO)

Yield / Distributions

- Structure: Publicly-traded limited partnership
- Enterprise Value: ~ $500 MM [3]
- Asset Focus: Stable cash producing assets
  - Gathering and processing midstream assets (close pending, October 2015)
  - Escalating working interests
- Integrated approach to visible growth
- Plans to begin in November 2015 at $0.40 /unit
- Plans to grow DPU 15% per year through 2019

[1] Covers operational and technical support and business development activities; includes allocation of G&A
[2] Source: SN Corporate Presentation- August 2015; SN market data as of 8/7/2015
[3] Pro forma for the closing of the Western Catarina Midstream Transaction, expected in October 2015; See *Slide 15*

Capital Optimization Focus

4 Growth at SPP generates currency for SN's future growth

1 SN invests capital in development drilling and acquisitions
- Produces growth in production, infrastructure and cash flow



Capital Deployed
Yr. 0-2 Cash Flow To SN
Assets Sold As "EWI" [1]
Transaction Value Exchanged
Accelerates IRRs to SN
Provides Stable Cash Flows To SPP
Optimizes Cost of Capital
Improves Credit Metrics
Perpetuates Growth Platform
SANCHEZ ENERGY CORPORATION
Development/Growth
Yield/Distributions
SANCHEZ PRODUCTION PARTNERS

3 Cash flows at SPP valued on yield
- Ability to pay market price to SN while capturing economic uplift for SPP
- Ability to show accretion

2 Assets sold to SPP
- Large inventory of mature cash producing assets fit best in the MLP model

[1] "EWI" refers to an "escalating working interest" asset structure; See *Appendix I*

Conservative Financial Management

($MM)	As of 6/30/2015	Adj.	Pro Forma October 2015
Cash & Cash Equivalents	$ 5.2		$ 5.2
Borrowing Capacity	**$ 4.0**	**$ 90.0**	**$ 94.0**
= Borrowing Base	*110.0*	*90.0*	*200.0*
- Debt Outstanding	*106.0*		*106.0*
Total Liquidity	**$ 9.2**	**$ 90.0**	**$ 99.2**
= Borrowing Capacity	*4.0*	*90.0*	*94.0*
+ Cash & Cash Equivalents	*5.2*		*5.2*
Net Debt	**$ 100.8**	**$ -**	**$ 100.8**
= Debt Outstanding	*106.0*		*106.0*
- Cash & Cash Equivalents	*5.2*		*5.2*
Enterprise Value	**$ 178.9**	**$ 338.0**	**$ 516.9**
= Market Capitalization, Common Units (1)	*60.7*	*(12.0)*	*48.7*
+ Class A Preferred Units (2)	*17.4*		*17.4*
+ Class B Preferred Units (2)	*0.0*	*350.0*	*350.0*
+ Net Debt	*100.8*		*100.8*
Net Debt / Enterprise Value	**56%**		**19%**

(1) "As of 6/30/2015" reflects ~ 3.2 MM units outstanding and a 1:10 split adjusted price of $19.30/unit (the closing price of SPP on NYSE MKT on 6/30/2015); "Pro Forma October 2015" reflects closing of the Western Catarina Midstream Transaction and assumes ~ 3.0 MM common units outstanding and a notional unit price of $16.00 based on a recommended annualized distribution of $1.60 per unit and 10% market yield

(2) Represents the face value of contributed capital

SPP LISTED NYSE MKT

Appendix I

Escalating Working Interest Advantage

SPP
LISTED
NYSEMKT

EWI Case Study: Repeatable "Win/Win" Structure[1]

Typical Eagle Ford Well

- Eagle Ford wells are characterized by fast payback during a period of steep decline followed by a longer period of stable cash flow and low decline for the remaining life of the well
  - Years 0 - 2 = ~ 40% of production and 60% of PV
  - Years 2+ = ~ 60% of production and 40% of PV
- In this example, over the full life of the well the developer expects:
  - NPV $1.5MM
  - IRR 32.9%



PV t=0 Mo.
$5.8 MM
PV t=24 Mo.
$1.8 MM
Remaining PV ($mm)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
0
12
24
36
48
60
72
84
96
108
120
Months

EWI – Seller's Perspective

- From the Seller's perspective, monetization of a portion of the well's stable cash flow in an EWI structure enhances realized rates of return and provides capital for redeployment in the asset base
- In this example, the sale of the EWI results in:
  - NPV $1.5MM (unchanged)
  - IRR 40.5%



EWI Seller Achieves Payback, Monetizes FCF For Redeployment, and Enhances IRR
Remaining PV ($mm)
Months

EWI – MLP Buyer's Perspective

- From the MLP Buyer's perspective, the purchase of an EWI, together with hedging (at closing) of the resulting "levelized" production from the asset, provides stable cash flow to support distributions over time while mitigating the need for maintenance capital



EWI Buyer Achieves "Levelized" Production, Which Supports Distributions
Remaining PV ($mm)
Months

(1) Assumes initial well cost of $4 MM; Three year EWI sold in Year 2 at PV10; Flat price deck of $55/BBL and $3/MCFE; Catarina type curve

SPP Eagle Ford Acquisition

- Illustrated below, the SPP Eagle Ford Acquisition was structured to offset natural production declines, minimize maintenance capital requirements, and maintain more stable cash flows over the life of the asset for SPP
- The escalating working interests acquired from SN are expected to "levelize" production to SPP in years one through five
- Hedges covering a high percentage of production in years one through five, executed by SN, were novated to SPP at closing



SPP PDP
PDP Total
MBOE Per Year
SN Retains
SPP Owns
Stable Cash Flow, Low Decline
In this EWI structure (closed in Mar-15), SPP's WI increases annually which, when applied to the production total, yields flat SPP production in EWI Years 1 - 5
EWI Year = 1 2 3 4 5

SPP Receives:	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024+
Avg. Working Interest	18.2%	26.1%	33.5%	40.6%	47.5%	47.5%	47.5%	47.5%	47.5%	47.5%
Avg. Net Revenue Interest	13.2%	18.9%	24.2%	29.4%	34.3%	34.3%	34.3%	34.3%	34.3%	34.3%
% PDP Total Shown Above	33.1%	50.7%	66.2%	80.9%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%
Hedges as a % of Acquired Interests*	95.0%	90.0%	85.0%	85.0%	80.0%					

* Factors shown exclude natural gas liquids production

SPP LISTED NYSE MKT

SPP Eagle Ford Acquisition (Closed March 2015)

Assets Included In Transaction	
Trend	Eagle Ford Shale
Field	Palmetto
Location (County)	Gonzales County, TX
Type	Wellbore Interests
Operator	Marathon
Well (Reserve) Type	Producing (PDP Only)
Well Count	59
Transaction Structure	Escalating Working Interests
Avg. WI / NRI – Year 1	18.3% / 13.2%
Avg. WI / NRI – Years 5+	47.5% / 34.3%
Forecast Net Production , 2015 through 2019	~1,000 BOE/D
Producing Horizons	Upper Eagle Ford, Lower Eagle Ford
Asset Mix, 2015-19	84.2% Oil/Liquids, 15.8% Natural Gas
Asset Mix, Life Cycle	83.9% Oil/Liquids, 16.1% Natural Gas
% PV10 Value Years 1 – 5	63.3%

Palmetto Well Characteristics	
EURs (MBOE)	450 – 750
% Oil / Liquids	75% / 89%

Trend


Eagle Ford
SN Leases
Oil
Condensate
Dry Gas
Marquis
Palmetto
Cotulla
Catarina

Field


Gonzales
EOG
DVN
De Witt
Active Drilling Rigs
SN Leases

Type Curve


PALMETTO SOUTH (ALL)

Geology


Caliper
GR
RHOB
RT90
UEF
LEF
BUDA
Producing Horizon

SPP
LISTED
NYSEMKT

Source: Graphics from the SN Corporate Presentation – December 2014; Transaction details provided by SN and verified by SPP

Appendix II

Additional Financial Information

SPP
LISTED
NYSE MKT

SPP Hedging Program[1]

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in SPP's Credit Facility
- Hedges in place result in the following fixed price positions, which were in-the-money $15.7 MM as of 06/30/2015:

	Balance 2015	2016	2017	2018	2019
Natural Gas Hedges[2]					
$/MMbtu	4.17	4.14	3.52	3.58	3.62
MMbtu	2,290,101	4,108,556	296,048	295,683	277,888
Crude Hedges[2]					
$/Bbl	75.36	73.82	64.80	65.40	65.65
Bbl	227,679	441,239	213,003	212,555	199,768

[1] As of 06/30/2015
[2] NYMEX swaps

NOTE: The Partnership accounts for derivatives using the mark-to-market accounting method

SPP LISTED NYSE MKT

Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures – Historic Financials:

EBITDA and Adjusted EBITDA are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation. The reconciliations are only intended to be reviewed in conjunction with the presentation to which they relate.

EBITDA is defined as net income (loss) adjusted by interest (income) expense, net; depreciation, depletion and amortization; asset impairments; and accretion expense. Adjusted EBITDA is defined as EBITDA adjusted by (gain) loss on sale of assets; (gain) loss from equity investment; unit-based compensation programs; and (gain) loss from mark-to-market activities.

These financial measures are used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. These financial measures are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

Use of Non-GAAP Financial Measures – NTM Financials:

We are unable to reconcile our forecast range of Adjusted EBITDA to GAAP net income or operating income because we do not predict the future impact of adjustments to net income (loss), such as (gains) losses from mark-to-market activities and equity investments or asset impairments due to the difficulty of doing so, and we are unable to address the probable significance of the unavailable reconciliation, in significant part due to ranges in our forecast impacted by changes in oil and natural gas prices and reserves which affect certain reconciliation items.

SPP
LISTED
NYSE MKT